UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 13, 2017
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 13, 2017, BioRestorative Therapies, Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting").  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to the nominees for Class III director and a listing of the votes cast for and against, as well as abstentions, with respect to the other matter voted upon at the Annual Meeting, as applicable.  At the Annual Meeting, the Company's stockholders (i) elected the nominees as Class III director, and (ii) ratified the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

1.	Election of Class III Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Mark Weinreb	2,783,638	508	727,471
A. Jeffrey Radov	2,779,481	4,665	727,471

2.	Ratification of the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	3,511,607
Against	7
Abstentions	3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: September 14, 2017	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer